SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: December 1, 2009
                        (Date of earliest event reported)


                             HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                       0-5411                    23-2413500
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(State or other                 (Commission                (IRS Employer
 jurisdiction of                File Number)               Identification
 incorporation)                                               Number)


3061 Industry Drive, Lancaster, Pennsylvania                  17603
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number including area code         (717) 397-2777
                                                          --------------

            101 North Point Boulevard, Lancaster, Pennsylvania 17601
            --------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Effective December 1, 2009 Gerald A. Gagliardi was appointed a director to serve in Class I until the next Annual Meeting of Stockholders. Mr. Gagliardi, an independent director under current SEC and Nasdaq rules and regulations, was also appointed to serve as Chairman of the Audit Committee of the Board of Directors. Mr. Gagliardi replaces Admiral Robert Moore, who passed away in October.


     Gerald A. Gagliardi, 62 years of age, is currently managing partner of Lyme Technology, LLC, a company which provides consulting services to data processing and telecommunications companies. From February 2001 through March 2006, Mr. Gagliardi was Senior Vice President, Worldwide Customer Services of NCR Corporation, a global business information solutions provider. In this capacity, he was responsible for worldwide customer services, a unit with operations in 130 countries and with over 13,000 employees. From June 2000 to January 2001 and since March 2006, he has served as a consultant to E. M. Warburg Pincus & Company, LLC, a New York based private equity firm where he has been engaged in evaluating investments and providing managerial assistance within the Warburg Pincus portfolios. From October 1999 to June 2000, he served as President and Chief Executive Officer of Inacom Corp. Prior thereto, he spent 28 years at Unisys Corporation where he held senior management positions in that company's services division, including Executive Vice President and President of Global Customer Services from 1995 to 1999. Mr. Gagliardi has received various awards during his career, including the Chairman's "Pinnacle of Excellence" award while at Unisys, which has been awarded to only thirteen persons in that company's 100 year history.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         HERLEY INDUSTRIES, INC.


                                         By: /s/ Anello C. Garefino
                                             ----------------------
                                              Anello C. Garefino
                                           Chief Financial Officer

Dated:   December 7, 2009